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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                HEMOBIOTECH, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                 33-0995817
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

    14221 DALLAS PARKWAY, SUITE 1500
              DALLAS, TEXAS                                75254
(Address of principal executive offices)                 (Zip Code)


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If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box [X]

Securities  Act  registration  statement file number to which this form relates:
333-122097
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        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

          TITLE OF EACH CLASS                 NAME OF EACH EXCHANGE ON WHICH
          TO BE SO REGISTERED                 EACH CLASS IS TO BE REGISTERED
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                  None                                     None

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                    COMMON STOCK, PAR VALUE $0.001 PER SHARE
                                (TITLE OF CLASS)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of securities contained in Registrant's Registration Statement on Form SB-2, as amended, filed with the Securities and Exchange
Commission (File No. 333-122097) is incorporated by reference into this registration statement.

ITEM 2.  EXHIBITS.

         Except as set forth below, the following Exhibits are incorporated herein by reference from the Registrant's Registration Statement on Form SB-2, as amended, filed with the Securities and Exchange Commission (File No. 333-122097). Such Exhibits are incorporated by reference pursuant to Rule 12b-32 under the Securities Exchange Act of 1934, as amended.

3.1         Certificate of Incorporation.

3.2         Certificate of Amendment of the Certificate of Incorporation.

3.3         Bylaws.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   HEMOBIOTECH, INC.


                                   By:      /s/ Arthur Bollon
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DATE: May 31, 2005                 Name:   Arthur Bollon
                                   Title:  President and Chief Executive Officer